UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K / A

AMENDMENT NO. 1 TO
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    NOVEMBER 13, 2009

FPIC INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

FLORIDA
(State or Other Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

1000 RIVERSIDE AVENUE, SUITE 800 JACKSONVILLE, FLORIDA 32204
(Address of Principal Executive Offices)
(904) 354-2482
(Registrant’s Telephone Number, Including Area Code)
www.fpic.com

NOT APPLICABLE
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

On November 13, 2009, FPIC Insurance Group, Inc. (“FPIC”) filed a Current Report on Form 8-K reporting the acquisition of Advocate, MD Financial Group Inc., a Nevada corporation (“Advocate, MD”). This amendment number 1 amends Item 9.01 of the subject Current Report on Form 8-K to provide the financial statements and pro forma financial information as set forth in Item 9.01.

Item 9.01    Financial Statements and Exhibits

Form 8-K: 2

(C)  EXHIBITS:

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPIC INSURANCE GROUP, INC.

January 27, 2010	By:	/s/ Charles Divita, III
Charles Divita, III Chief Financial Officer

Form 8-K: 3

FPIC INSURANCE GROUP, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit 23.1	Consent of Calhoun, Thomson + Matza, LLP

Exhibit 99.1	Unaudited consolidated financial statements of Advocate, MD as of and for the nine months ended September 30, 2009.
	●	Unaudited consolidated balance sheet as of September 30, 2009.
	●	Unaudited consolidated statements of operations for the nine months ended September 30, 2009 and 2008.
	●	Unaudited consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2009.
	●	Unaudited consolidated statements of cash flows for the nine months ended September 30, 2009 and 2008.
	●	Notes to the unaudited consolidated financial statements.

Exhibit 99.2	Audited consolidated financial statements of Advocate, MD as of and for the year ended December 31, 2008.
	●	Report of Independent Auditor.
	●	Consolidated balance sheet as of December 31, 2008.
	●	Consolidated statement of operations for the year ended December 31, 2008.
	●	Consolidated statement of changes in stockholders’ equity for the year ended December 31, 2008.
	●	Consolidated statement of cash flows for the year ended December 31, 2008.
	●	Notes to the consolidated financial statements.

Exhibit 99.3	Unaudited pro forma condensed combined financial statements of FPIC as of and for the nine months ended September 30, 2009.
	●	Unaudited pro forma condensed combined statement of financial position as of September 30, 2009.
	●	Unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2009.
	●	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2008.
	●	Notes to the unaudited pro forma financial information.

Form 8-K: 4